Exhibit 99.6

ISRAELI – FULLY VESTED

P-CUBE, INC.

2002 STOCK PLAN

SECTION 102

STOCK OPTION AGREEMENT

Unless otherwise defined herein, the terms defined in the 2002 Stock Plan (the “Plan”) shall have the same defined meanings in this Stock Option Agreement (this “Option Agreement”).

I.	NOTICE OF OPTION GRANT

Name:

Address:

____________________________________

You have been granted an Option to purchase Shares of P-Cube, Inc. (the “Company”), subject to the terms and conditions of the Plan, this Option Agreement, the Trust Agreement (as defined below) and Section 102 of the Ordinance and the regulations promulgated thereunder (“Section 102”), as follows:

Grant Number

Date of Grant

Vesting Commencement Date	Date of consummation of the Merger (as defined below)

Exercise Price per Share	$0.9265

Total Number of Shares Granted

Total Exercise Price	$

Type of Option:	Option intended to qualify under Section 102, Capital Gains Tax Track.

Term/Expiration Date:	Nine (9) years from the Date of Grant or earlier as provided in Section 11 of the Option Agreement.

Termination and Waiver of Acceleration

The Company is currently in discussions with Cisco Systems, Inc. (“Cisco”) regarding Cisco’s acquisition of the Company pursuant to the terms of the Agreement and Plan of Merger by and among Cisco, Paradise Acquisition Corp., and the Company dated as of August 23, 2004 (the “Merger Agreement” and the transaction affected by it, the “Merger”). If the Merger is consummated, the Company will become a wholly owned subsidiary of Cisco.

In consideration for the grant of this Option, Optionee hereby waives and agrees to the termination of all rights that Optionee may have related to any acceleration of vesting of any stock options or awards of restricted stock granted prior to August 20, 2004 that may accelerate pursuant to the terms of the Plan, the Company’s 1999 Stock Plan or under any other existing plans, programs or policies of the Company or its Subsidiaries or under any agreements or arrangements between Optionee and the Company or its Subsidiaries or otherwise. Optionee’s agreements and undertakings described herein will be effective immediately upon consummation of the Merger, provided that if the Merger does not occur, this paragraph will be of no effect and Optionee will continue to have the rights and benefits described in this paragraph. Nothing in this paragraph will affect any rights to accelerated vesting Optionee may otherwise be entitled or become entitled pursuant to the Vesting Schedule below or pursuant to any agreements or arrangements Optionee has or may enter into with Cisco.

[ALTERNATE PARAGRAPH FOR CERTAIN OPTIONEES] In consideration for the grant of this Option, Optionee hereby waives and agrees to the termination of all rights that Optionee may have related to (i) any acceleration of vesting of any stock options or awards of restricted stock granted prior to August 20, 2004 that may accelerate pursuant to the terms of the Plan, the Company’s 1999 Stock Plan or under any other existing plans, programs or policies of the Company or its Subsidiaries or under any agreements or arrangements between Optionee and the Company or its Subsidiaries or otherwise and (ii) any cash severance or other benefits payable upon Optionee’s termination of service with the Company under any agreements or arrangements between Optionee and the Company or its Subsidiaries or otherwise. Optionee’s agreements and undertakings described herein will be effective immediately upon consummation of the Merger, provided that if the Merger does not occur, this paragraph will be of no effect and Optionee will continue to have the rights and benefits described in this paragraph. Nothing in this paragraph will affect any rights to accelerated vesting Optionee may otherwise be entitled or become entitled pursuant to the Vesting Schedule below or pursuant to any agreements or arrangements Optionee has or may enter into with Cisco.

Exercise and Vesting Schedule:

So long as Optionee is a Service Provider, this Option shall become exercisable in accordance with the following vesting schedule:

Subject to the limitation on the exercisability of the Option set out in Part II, Section 3(i) of this Option Agreement, the Option shall vest and become exercisable as to 100% of the Shares subject to the Option on the Vesting Commencement Date.

Termination Period:

This Option will be exercisable for three (3) months after Optionee ceases to be a Service Provider for any reason other than death, “Permanent Disability” (as defined below), or “Cause” (as defined below) and for one (1) year after Optionee ceases to be a Service Provider due to Optionee’s death or Permanent Disability; provided, however, that should Optionee’s status as a Service Provider be terminated for “Cause” (as defined below), then this Option will terminate immediately and cease to remain outstanding; provided, further, that in no event may this Option be exercised after the Term/Expiration Date as provided above.

A termination for “Cause” will mean a termination for any of the following reasons: (i) Optionee’s continued failure to perform Optionee’s duties to Cisco or, if Cisco elects to operate the Company as a separate subsidiary following the Merger and Optionee becomes an employee of that subsidiary (whichever case applies, the “Cisco Employer”), to such subsidiary, after there has been delivered to Optionee a written demand for performance which describes the specific deficiencies in Optionee’s performance and the specific manner in which Optionee’s performance must be improved, all in accordance with the Cisco Employer performance management plan, and which provides forty (40) business days from the date of notice, or the amount of time specified in any applicable Cisco Employer performance management plan, whichever is greater, to remedy such performance deficiencies; provided, however, that in the event the Cisco Employer terminates Optionee’s employment as a result of Optionee’s continued failure to perform his or her duties following such notice or fails to provide such notice, then, provided Optionee shall have acted in good faith, such termination shall not be considered termination for Cause; (ii) Optionee engaging in an act of misconduct that Cisco reasonably believes has had or will have a material adverse effect on the Cisco Employer’s reputation or business; (iii) Optionee’s conviction of, or a plea of no contest to, a felony; (iv) Optionee’s committing an act of fraud against, or misappropriating property belonging to, Cisco or the Cisco Employer; or (v) Optionee’s material breach of his or her employment agreement, if any, his or her Non-Competition Agreement, if any, executed in connection with the Merger, or the his or her Cisco Proprietary Information and Inventions Agreement (“PIIA”).

For purposes of this Agreement, “Permanent Disability” shall mean the inability of Optionee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which is expected to result in death or has lasted or can be expected to last for a continuous period of twelve (12) months or more.

II.	AGREEMENT

1. Grant of Option.

(i) The Administrator of the Company hereby grants to the Optionee named in the Notice of Grant in Part I of this Agreement (the “Optionee”), an option (the “Option”) to purchase the number of Shares set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the “Exercise Price”), and subject to the terms and conditions of the Plan, which is incorporated herein by reference.

(ii) The Plan, as approved by the tax authorities in Israel, is intended to qualify as an Employee Option Plan within the meaning of Section 102. As such, grants of Options are made pursuant to Section 102 and the Trust Agreement (the “Trust Agreement”) between the Company and such trustee, which may be a financial institution selected in accordance with the requirements of Applicable Law, or an attorney or accountant (the “Trustee”), in addition to being made pursuant to the provisions of the Plan and this Agreement.

(iii) Subject to Section 15(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.

2. Issuance to Trustee and Holding Period.

(i) Letter of Issuance. An instrument reflecting the Option grant (the “Letter of Issuance”), will be issued to the Trustee as required to qualify under Section 102, in order that the Trustee may hold the Option in trust for the benefit of the Optionee.

(ii) Holding Period. In accordance with the requirements of Section 102, the Trustee has agreed to hold the Options, or the Shares to be issued upon exercise of the Option, as the case may be, for the duration of the Holding Period as specified in Section 102 of the Ordinance. In order for the tax benefits of Section 102 to apply, the Optionee must adhere to all the requirements of Section 102 as specified in the Plan.

(iii) End of Holding Period. Upon the end of the Holding Period, the Optionee shall be entitled to receive from the Trustee the Option, or the Shares resulting from the exercise thereof, which have vested, subject to the provisions of the Plan.

3. Exercise of Option.

(i) Right to Exercise. This Option will be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and with the applicable provisions of the Plan, this Option Agreement and the Trust Agreement; provided, that, in no event will any portion of the Option be exercisable prior to the date the Option is assumed by Cisco in connection with the Merger.

(ii) Method of Exercise. In accordance with the Exercise Procedures attached as an exhibit to the Trust Agreement, this Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit A together with any documents required by the Trust Agreement (collectively, the “Exercise Notice”) which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and such other representations and agreements as may be required by the Company. In addition, the Optionee hereby agrees to sign any and all documents required by Applicable Law and/or the Trustee. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares and payment (in cash or other form satisfactory to the Administrator) of all withholding taxes due, if any, on account of shares acquired under the Option. Nevertheless the Exercised Shares shall not be transferred to Optionee unless an approval from the tax authorities, verifying that all tax with respect to such exercise was paid, was submitted to the Trustee or due tax was withheld by the Trustee. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price and withholding taxes.

No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise comply with Applicable Laws.

(iii) Notification to Trustee. The Company will notify the Trustee of any exercise of the Option as set forth in the Exercise Notice. The Shares issued upon the exercise of the Option shall be issued directly to the Trustee on behalf of the Optionee, and shall be held by the Trustee in trust on behalf of the Optionee.

4. Optionee’s Representations. In the event the Shares have not been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and the Company shall have effected an initial public offering of its securities under the Securities Act at the time this Option is exercised, the Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B.

5. Lock-Up Period. Optionee hereby agrees that Optionee shall not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Stock (or other securities) of the Company or enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Common Stock (or other securities) of the Company held by Optionee (other than those included in the registration) for a period specified by the representative of the underwriters of Common Stock (or other securities) of the Company not to exceed one hundred eighty (180) days following the effective date of any registration statement of the Company filed under the Securities Act.

Optionee agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, Optionee shall provide, within ten (10) days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act. The obligations described in this Section shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said one hundred eighty (180) day period. Optionee agrees that any transferee of the Option or shares acquired pursuant to the Option shall be bound by this Section.

6. Method of Payment. Payment of the aggregate Exercise Price shall be made in U.S. dollars, by any of the following, or a combination thereof, at the election of the Optionee:

(i) cash or check; or

(ii) through a special sale and remittance procedure pursuant to which Optionee (or any other person or persons exercising the Option) shall concurrently provide irrevocable written instructions (A) to a Company-designated brokerage firm to effect the immediate sale of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the purchased Shares plus all applicable taxes required to be withheld by the Company by reason of such exercise and (B) to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction.

7. Restrictions on Exercise. This Option may not be exercised until such time as the Plan has been approved by shareholders of the Company if the issuance of such Shares upon such exercise or the method of payment of consideration for such Shares would constitute a violation of any Applicable Laws.

8. Leave of Absence. The following provisions shall apply upon the Optionee’s commencement of an authorized leave of absence:

(i) The Exercise and Vesting Schedule in effect under the Notice of Grant shall be frozen as of the first day of the authorized leave, and this Option shall not become exercisable for any additional installments of the Optioned Stock during the period Optionee remains on such leave.

(ii) In no event shall this Option become exercisable for any additional Optioned Stock or otherwise remain outstanding if Optionee does not resume Employee status prior to the date this Option otherwise terminates (as set forth in the Notice of Grant).

9. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

10. Term of Option. The Option will have a maximum term of nine (9) years measured from the Date of Grant and will accordingly expire at the close of business on the first business day on or after such date, unless sooner terminated upon Optionee’s cessation as a Service Provider (as set forth in the Notice of Grant); provided, however, this Option will immediately terminate and Optionee will no longer have any rights with respect thereto if the Merger Agreement is terminated pursuant to its terms prior to the consummation of the Merger. This Option may be exercised during its term only in accordance with the Plan and the terms of this Option.

11. Tax Consequences. Any and all taxes, fees and other liabilities (as may apply from time to time) in connection with the grant and/or exercise of the Options and the sale of Shares issued upon the exercise of the Options, will be borne by the Optionee, and the Optionee will be solely liable for all such taxes, fees and other liabilities. Set forth below is a brief summary as of the date of this Option of some of the Israeli tax consequences of the grant and exercise of this Option and the disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THEREFORE, THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

(i) Deferral of Tax. The receipt of the Option and the acquisition of the Shares to be issued upon the exercise of the Option may result in tax consequences. With respect to grants under option plans which comply with the provisions set forth in Section 102, such as the Plan, as implemented hereby and pursuant to the Trust Agreement, the Optionee is entitled to postpone the payment of tax that would otherwise be due upon the grant of the Option or upon the issuance of Shares. Assuming compliance with the provisions of Section 102, including the requirement that during the Restricted Period the Optionee does not cease to be an Employee of the Company due to circumstances under his/her control, and the requirement that the Option or the Shares be held by the Trustee for the Restricted Period, then taxation will be postponed to the date of the earlier of sale of such Shares or transfer by the Trustee to the Optionee.

(ii) Termination of Employment. Notwithstanding any provisions of the Plan and this Agreement as to the exercise period of the Option, in the event that during the Restricted Period the Optionee’s employment with the Company terminates due to circumstances under Optionee’s control, or any other condition required to be maintained by Section 102 ceases to be in effect, then the postponement of payment of taxes permitted pursuant to Section 102 will no longer apply and the Optionee shall become liable to pay tax at the rate prescribed by Section 102 within thirty (30) days from the day such Optionee’s employment terminates, or such other condition ceases to be in effect, at the rate prescribed by Section 102. Under such circumstances, there is also a possibility that at the end of the Restricted Period, the Optionee will be obligated to pay additional taxes at the rate prescribed by Section 102.

(iii) Receipt of Shares from Trustee. In the event that at the end of the Holding Period, the Optionee chooses to have the Options and/or Shares which were issued upon the exercise of the Option released by the Trustee and delivered to the Optionee without selling such Shares, the Optionee shall immediately become liable to pay taxes at the rate prescribed by law.

12. Authorization to Release Necessary Personal Information.

(i) Optionee hereby authorizes and directs Optionee’s employer to collect, use and transfer in electronic or other form, any personal information (the “Data”) regarding Optionee’s employment, the nature and amount of Optionee’s compensation and the fact and conditions of Optionee’s participation in the Plan (including, but not limited to, Optionee’s name, home address, telephone number, date of birth, social security number (or any other social or national identification number), salary, nationality, job title, number of shares of Common Stock held and the details of all options or any other entitlement to shares of Common Stock awarded, cancelled, exercised, vested, unvested or outstanding) for the purpose of implementing, administering and managing Optionee’s participation in the Plan. Optionee understands that the Data may be transferred to the Company or any of its Subsidiaries, or to any third parties assisting in the implementation, administration and management of the Plan, including any requisite transfer to a broker or other third party assisting with the exercise of Options under the Plan or with whom Shares acquired upon exercise of this Option or cash from the sale of such Shares may be deposited. Optionee acknowledges that recipients of the Data may be located in different countries, and those countries may have data privacy laws and protections different from those in the country of Optionee’s residence. Furthermore, Optionee acknowledges and understands that the transfer of the Data to the Company or any of its Subsidiaries, or to any third parties is necessary for Optionee’s participation in the Plan.

(ii) Optionee may at any time withdraw the consents herein, by contacting Optionee’s local human resources representative in writing. Optionee further acknowledges that withdrawal of consent may affect Optionee’s ability to exercise or realize benefits from the Option, and Optionee’s ability to participate in the Plan.

13. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan, this Option Agreement and the Trust Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee. This Option Agreement is governed by the internal substantive laws but not the choice of law rules of Israel.

14. No Guarantee of Continued Service. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH OPTIONEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE OPTIONEE’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof . Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

In accordance with the requirements of Section 102, the Optionee shall sign the Approval of the Optionee attached hereto to this Agreement as Annex A.

OPTIONEE	P-CUBE, INC.

Signature	By

Print Name	Title

Residence Address

APPROVAL OF THE OPTIONEE:

Should the Company allocate Options on my behalf to the Trustee under the Plan, I                                              , I.D.                          hereby agree that such Options will be so allocated.

I hereby agree that all the Options and shares resulting from their exercise (“Shares”) and any additional rights including share bonus that shall be distributed to me in connection with the Options (“Additional Rights”), shall be allocated on my behalf to the Trustee under the provisions of the Capital Gains Tax Track and shall be held by the Trustee for the period stated in Section 102 and in accordance with the provisions of the Trust Agreement, or for a shorter period if an approval is received from the tax authorities.

I am aware of the fact that upon termination of my employment in the Company, I shall not have a right to the Options, except as specified in the Plan and this Agreement.

I hereby confirm that:

1.	I understand the provisions of Section 102 and the applicable tax track of this grant of Options;

2.	I agree to the terms and conditions of the Hebrew versions of the Trust Agreement;

3.	Subject to the provisions of Section 102, I confirm that I shall not sell nor transfer the Options, Shares or Additional Rights from the Trustee until the end of the Holding Period; and

4.	I understand that this grant of Options is conditioned upon the receipt of all required approvals from the tax authorities` and

5.	I hereby confirm that I read this Approval of the Optionee thoroughly, received all the clarifications and explanations I requested, I understand the contents of this Approval of the Optionee and the obligations I undertake in signing it.

Name of Optionee	Signature	Date

EXHIBIT A

P-CUBE, INC.

2002 STOCK PLAN

EXERCISE NOTICE

P-Cube, Inc.

3 Tvuot HaAretz

Tel Aviv, 69546 ISRAEL

Attention: [Title]

1. Exercise of Option. Effective as of today,                     ,         , the undersigned (“Optionee”) hereby elects to exercise Optionee’s option to purchase                      vested shares of the Common Stock (the “Shares”) of P-Cube Inc under and pursuant to the 2002 Stock Plan (the “Plan”) and the Option Agreement dated                     ,          (the “Option Agreement”).

2. Delivery of Payment. Optionee herewith delivers to the Company the full purchase price of the Shares, as set forth in the Option Agreement, and any and all withholding taxes due in connection with the exercise of the Option.

3. Representations of Optionee. Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

4. Rights as Shareholder. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder will exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares will be issued to the Optionee as soon as practicable after the Option is exercised in accordance with the Option Agreement. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 13 of the Plan.

5. Non Transferability of Shares. Until the first sale of Shares to the general public pursuant to a registration statement filed with and declared effective by the U.S. Securities and Exchange Commission under the Securities Act, the Shares may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descendent or distribution to Optionee’s Immediate Family or a trust for the benefit of the Optionee’s Immediate Family. Such transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section, and there shall be no further transfer of such Shares except in accordance with the terms of this Section.

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“Immediate Family” as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister.

6. Tax Consultation. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee’s purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company or any Parent or Subsidiary for any tax advice.

7. Restrictive Legends and Stop-Transfer Orders.

(i) Legends. Optionee understands and agrees that the Company may cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COMPANY COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND RIGHT OF FIRST REFUSAL OPTIONS HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A PERIOD NOT TO EXCEED 180 DAYS FOLLOWING THE EFFECTIVE DATE OF THE UNDERWRITTEN PUBLIC OFFERING OF THE COMPANY’S SECURITIES AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER WITHOUT THE CONSENT OF THE COMPANY OR THE MANAGING UNDERWRITER.

(ii) Stop-Transfer Notices. Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer”

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instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(iii) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Notice or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

8. Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and the terms and conditions of this Exercise Notice shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, the terms and conditions of this Exercise Notice shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

9. Interpretation. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by Optionee or by the Company forthwith to the Administrator which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on all parties.

10. Governing Law; Severability. This Exercise Notice is governed by the laws of the State of Israel. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, the remaining terms and conditions of this Exercise Notice will continue in full force and effect.

11. Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Exercise Notice, the Plan, the Option Agreement and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee.

Submitted by:	Accepted by:

OPTIONEE	P-CUBE, INC.

Signature	By

Print Name	Title

Address:	Address:

3 Tvuot HaAretz
Tel Aviv, 69546 ISRAEL
Date Received:

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EXHIBIT B

INVESTMENT REPRESENTATION STATEMENT

OPTIONEE:

COMPANY:	P-CUBE, INC.

SECURITY:	COMMON STOCK

AMOUNT:	$

DATE:

In connection with the purchase of the above-listed Securities, the undersigned Optionee represents to the Company the following:

(i) Optionee is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Optionee is acquiring these Securities for investment for Optionee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(ii) Optionee acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee’s investment intent as expressed herein. In this connection, Optionee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Optionee’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the Securities. Optionee understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company and with any other legend required under applicable state securities laws.

(iii) Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Optionee, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than two years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.

(iv) Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

Signature of Optionee:

Date: ,

A-2

ISRAELI – 12 MONTH

P-CUBE, INC.

2002 STOCK PLAN

SECTION 102

STOCK OPTION AGREEMENT

Unless otherwise defined herein, the terms defined in the 2002 Stock Plan (the “Plan”) shall have the same defined meanings in this Stock Option Agreement (this “Option Agreement”).

I.	NOTICE OF OPTION GRANT

Name:

Address:

You have been granted an Option to purchase Shares of P-Cube, Inc. (the “Company”), subject to the terms and conditions of the Plan, this Option Agreement, the Trust Agreement (as defined below) and Section 102 of the Ordinance and the regulations promulgated thereunder (“Section 102”), as follows:

Grant Number	____________________________________

Date of Grant	____________________________________

Vesting Commencement Date	Date of consummation of the Merger (as defined below)

Exercise Price per Share	$0.9265

Total Number of Shares Granted	____________________________________

Total Exercise Price	$___________________________________

Type of Option:	Option intended to qualify under Section 102, Capital Gains Tax Track.

Term/Expiration Date:	Nine (9) years from the Date of Grant or earlier as provided in Section 11 of the Option Agreement.

Termination and Waiver of Acceleration

The Company is currently in discussions with Cisco Systems, Inc. (“Cisco”) regarding Cisco’s acquisition of the Company pursuant to the terms of the Agreement and Plan of Merger by and among Cisco, Paradise Acquisition Corp., and the Company dated as of August 23, 2004 (the “Merger Agreement” and the transaction affected by it, the “Merger”). If the Merger is consummated, the Company will become a wholly owned subsidiary of Cisco.

In consideration for the grant of this Option, Optionee hereby waives and agrees to the termination of all rights that Optionee may have related to any acceleration of vesting of any stock options or awards of restricted stock granted prior to August 20, 2004 that may accelerate pursuant to the terms of the Plan, the Company’s 1999 Stock Plan or under any other existing plans, programs or policies of the Company or its Subsidiaries or under any agreements or arrangements between Optionee and the Company or its Subsidiaries or otherwise. Optionee’s agreements and undertakings described herein will be effective immediately upon consummation of the Merger, provided that if the Merger does not occur, this paragraph will be of no effect and Optionee will continue to have the rights and benefits described in this paragraph. Nothing in this paragraph will affect any rights to accelerated vesting Optionee may otherwise be entitled or become entitled pursuant to the Vesting Schedule below or pursuant to any agreements or arrangements Optionee has or may enter into with Cisco.

[ALTERNATE PARAGRAPH FOR CERTAIN OPTIONEES] In consideration for the grant of this Option, Optionee hereby waives and agrees to the termination of all rights that Optionee may have related to (i) any acceleration of vesting of any stock options or awards of restricted stock granted prior to August 20, 2004 that may accelerate pursuant to the terms of the Plan, the Company’s 1999 Stock Plan or under any other existing plans, programs or policies of the Company or its Subsidiaries or under any agreements or arrangements between Optionee and the Company or its Subsidiaries or otherwise and (ii) any cash severance or other benefits payable upon Optionee’s termination of service with the Company under any agreements or arrangements between Optionee and the Company or its Subsidiaries or otherwise. Optionee’s agreements and undertakings described herein will be effective immediately upon consummation of the Merger, provided that if the Merger does not occur, this paragraph will be of no effect and Optionee will continue to have the rights and benefits described in this paragraph. Nothing in this paragraph will affect any rights to accelerated vesting Optionee may otherwise be entitled or become entitled pursuant to the Vesting Schedule below or pursuant to any agreements or arrangements Optionee has or may enter into with Cisco.

Exercise and Vesting Schedule:

So long as Optionee is a Service Provider, this Option will become exercisable in accordance with the following vesting schedule:

Subject to the limitation on the exercisability of the Option set out in Part II, Section 3(i) of this Option Agreement, the Shares subject to the Option will vest and become exercisable in a series of twelve (12) successive equal monthly installments measured from the Vesting Commencement Date, subject to Optionee continuing to be a Service Provider through each such date. In no event will the Option vest and become exercisable for any additional Shares subject to the Option after Optionee’s cessation as a Service Provider.

Should Optionee request a reduction to his or her work commitment to less than thirty (30) hours per week, then the Administrator will have the right, exercisable in connection with the approval of that reduction, to extend the period over which the Option will thereafter vest and become exercisable for the Option Shares during the remainder of the term of the Option. The decision whether or not to approve Optionee’s request for such reduced work commitment will be at the sole discretion of the Administrator. In no event will any extension of the Exercise and Vesting Schedule for the Shares subject to the Option result in the extension of the Term/Expiration Date of the Option.

Notwithstanding the foregoing Vesting Schedule, in the event the Company, Cisco or any of their respective Subsidiaries terminates Optionee’s employment with any such entities without “Cause” (as defined below), Optionee’s employment is terminated due to Optionee’s death, or Optionee resigns from any such employment for “Good Reason” (as defined below), 100% of the Shares subject to this Option will immediately vest and become exercisable.

A termination for “Cause” will mean a termination for any of the following reasons: (i) Optionee’s continued failure to perform Optionee’s duties to Cisco or, if Cisco elects to operate the Company as a separate subsidiary following the Merger and Optionee becomes an employee of that subsidiary (whichever case applies, the “Cisco Employer”), to such subsidiary, after there has been delivered to Optionee a written demand for performance which describes the specific deficiencies in Optionee’s performance and the specific manner in which Optionee’s performance must be improved, all in accordance with the Cisco Employer performance management plan, and which provides forty (40) business days from the date of notice, or the amount of time specified in any applicable Cisco Employer performance management plan, whichever is greater, to remedy such performance deficiencies; provided, however, that in the event the Cisco Employer terminates Optionee’s employment as a result of Optionee’s continued failure to perform his or her duties following such notice or fails to provide such notice, then, provided Optionee shall have acted in good faith, such termination shall not be considered termination for Cause; (ii) Optionee engaging in an act of misconduct that Cisco reasonably believes has had or will have a material adverse effect on the Cisco Employer’s reputation or business; (iii) Optionee’s conviction of, or a plea of no contest to, a felony; (iv) Optionee’s committing an act of fraud against, or misappropriating property belonging to, Cisco or the Cisco Employer; or (v) Optionee’s material breach of his or her employment agreement, if any, his or her Non-Competition Agreement, if any, executed in connection with the Merger, or the his or her Cisco Proprietary Information and Inventions Agreement (“PIIA”).

For purposes of this Agreement, Optionee resigning from his or her employment for “Good Reason” means his or her resignation after (i) Optionee’s relocation by the Cisco Employer that employs Optionee without Optionee’s express written consent to a facility or location more than fifty (50) miles from Optionee’s then current location in one or more steps, or (ii) Optionee’s then current annual base salary is reduced by the Cisco Employer (other than a reduction in annual base salaries that applies to an entire business unit); provided, however, that Optionee must first give the Cisco Employer an opportunity to cure within thirty (30) days following delivery to the Cisco Employer of a written explanation specifying the specific basis for Optionee’s belief that Optionee is entitled to resign from Optionee’s employment for Good Reason.

Termination Period:

This Option will be exercisable for three (3) months after Optionee ceases to be a Service Provider for any reason other than death, “Permanent Disability” (as defined below), or “Cause” (as defined above) and for one (1) year after Optionee ceases to be a Service Provider due to Optionee’s death or Permanent Disability; provided, however, that should Optionee’s status as a Service Provider be terminated for “Cause” (as defined above), then this Option will terminate immediately and cease to remain outstanding; provided, further, that in no event may this Option be exercised after the Term/Expiration Date as provided above.

For purposes of this Agreement, “Permanent Disability” shall mean the inability of Optionee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which is expected to result in death or has lasted or can be expected to last for a continuous period of twelve (12) months or more.

II.	AGREEMENT

1. Grant of Option.

(i) The Administrator of the Company hereby grants to the Optionee named in the Notice of Grant in Part I of this Agreement (the “Optionee”), an option (the “Option”) to purchase the number of Shares set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the “Exercise Price”), and subject to the terms and conditions of the Plan, which is incorporated herein by reference.

(ii) The Plan, as approved by the tax authorities in Israel, is intended to qualify as an Employee Option Plan within the meaning of Section 102. As such, grants of Options are made pursuant to Section 102 and the Trust Agreement (the “Trust Agreement”) between the Company and such trustee, which may be a financial institution selected in accordance with the requirements of Applicable Law, or an attorney or accountant (the “Trustee”), in addition to being made pursuant to the provisions of the Plan and this Agreement.

(iii) Subject to Section 15(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.

2. Issuance to Trustee and Holding Period.

(i) Letter of Issuance. An instrument reflecting the Option grant (the “Letter of Issuance”), will be issued to the Trustee as required to qualify under Section 102, in order that the Trustee may hold the Option in trust for the benefit of the Optionee.

(ii) Holding Period. In accordance with the requirements of Section 102, the Trustee has agreed to hold the Options, or the Shares to be issued upon exercise of the Option , as the case may be, for the duration of the Holding Period as specified in Section 102 of the Ordinance. In order for the tax benefits of Section 102 to apply, the Optionee must adhere to all the requirements of Section 102 as specified in the Plan.

(iii) End of Holding Period. Upon the end of the Holding Period, the Optionee shall be entitled to receive from the Trustee the Option, or the Shares resulting from the exercise thereof, which have vested, subject to the provisions of the Plan.

3. Exercise of Option.

(i) Right to Exercise. This Option will be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and with the applicable provisions of the Plan, this Option Agreement, and the Trust Agreement; provided, that, in no event will any portion of the Option be exercisable prior to the date the Option is assumed by Cisco in connection with the Merger.

(ii) Method of Exercise. In accordance with the Exercise Procedures attached as an exhibit to the Trust Agreement, this Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit A together with any documents required by the Trust Agreement (collectively, the “Exercise Notice”) which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and such other representations and agreements as may be required by the Company. In addition, the Optionee hereby agrees to sign any and all documents required by Applicable Law and/or the Trustee. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares and payment (in cash or other form satisfactory to the Administrator) of all withholding taxes due, if any, on account of shares acquired under the Option. Nevertheless the Exercised Shares shall not be transferred to Optionee unless an approval from the tax authorities, verifying that all tax with respect to such exercise was paid, was submitted to the Trustee or due tax was withheld by the Trustee. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price and withholding taxes.

No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise comply with Applicable Laws.

(iii) Notification to Trustee. The Company will notify the Trustee of any exercise of the Option as set forth in the Exercise Notice. The Shares issued upon the exercise of the Option shall be issued directly to the Trustee on behalf of the Optionee, and shall be held by the Trustee in trust on behalf of the Optionee.

4. Optionee’s Representations. In the event the Shares have not been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and the Company shall have effected an initial public offering of its securities under the Securities Act at the time this Option is exercised, the Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B.

5. Lock-Up Period. Optionee hereby agrees that Optionee shall not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Stock (or other securities) of the Company or enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Common Stock (or other securities) of the Company held by Optionee (other than those included in the registration) for a period specified by the representative of the underwriters of Common Stock (or other securities) of the Company not to exceed one hundred eighty (180) days following the effective date of any registration statement of the Company filed under the Securities Act.

Optionee agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, Optionee shall provide, within ten (10) days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act. The obligations described in this Section shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said one hundred eighty (180) day period. Optionee agrees that any transferee of the Option or shares acquired pursuant to the Option shall be bound by this Section.

6. Method of Payment. Payment of the aggregate Exercise Price shall be made in U.S. dollars, by any of the following, or a combination thereof, at the election of the Optionee:

(i) cash or check; or

(ii) through a special sale and remittance procedure pursuant to which Optionee (or any other person or persons exercising the Option) shall concurrently provide irrevocable written instructions (A) to a Company-designated brokerage firm to effect the immediate sale of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the purchased Shares plus all applicable taxes required to be withheld by the Company by reason of such exercise and (B) to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction.

7. Restrictions on Exercise. This Option may not be exercised until such time as the Plan has been approved by shareholders of the Company if the issuance of such Shares upon such exercise or the method of payment of consideration for such Shares would constitute a violation of any Applicable Laws.

8. Leave of Absence. The following provisions shall apply upon the Optionee’s commencement of an authorized leave of absence:

(i) The Exercise and Vesting Schedule in effect under the Notice of Grant shall be frozen as of the first day of the authorized leave, and this Option shall not become exercisable for any additional installments of the Optioned Stock during the period Optionee remains on such leave.

(ii) In no event shall this Option become exercisable for any additional Optioned Stock or otherwise remain outstanding if Optionee does not resume Employee status prior to the date this Option otherwise terminates (as set forth in the Notice of Grant).

9. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

10. Term of Option. The Option will have a maximum term of nine (9) years measured from the Date of Grant and will accordingly expire at the close of business on the first business day on or after such date, unless sooner terminated upon Optionee’s cessation as a Service Provider (as set forth in the Notice of Grant); provided, however, this Option will immediately terminate and Optionee will no longer have any rights with respect thereto if the Merger Agreement is terminated pursuant to its terms prior to the consummation of the Merger. This Option may be exercised during its term only in accordance with the Plan and the terms of this Option.

11. Tax Consequences. Any and all taxes, fees and other liabilities (as may apply from time to time) in connection with the grant and/or exercise of the Options and the sale of Shares issued upon the exercise of the Options, will be borne by the Optionee, and the Optionee will be solely liable for all such taxes, fees and other liabilities. Set forth below is a brief summary as of the date of this Option of some of the Israeli tax consequences of the grant and exercise of this Option and the disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THEREFORE, THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

(i) Deferral of Tax. The receipt of the Option and the acquisition of the Shares to be issued upon the exercise of the Option may result in tax consequences. With respect to grants under option plans which comply with the provisions set forth in Section 102, such as the Plan, as implemented hereby and pursuant to the Trust Agreement, the Optionee is entitled to postpone the payment of tax that would otherwise be due upon the grant of the Option or upon the issuance of Shares. Assuming compliance with the provisions of Section 102, including the requirement that during the Restricted Period the Optionee does not cease to be an Employee of the Company due to circumstances under his/her control, and the requirement that the Option or the Shares be held by the Trustee for the Restricted Period, then taxation will be postponed to the date of the earlier of sale of such Shares or transfer by the Trustee to the Optionee.

(ii) Termination of Employment. Notwithstanding any provisions of the Plan and this Agreement as to the exercise period of the Option, in the event that during the Restricted Period the Optionee’s employment with the Company terminates due to circumstances under Optionee’s control, or any other condition required to be maintained by Section 102 ceases to be in effect, then the postponement of payment of taxes permitted pursuant to Section 102 will no longer apply and the Optionee shall become liable to pay tax at the rate prescribed by Section 102 within thirty (30) days from the day such Optionee’s employment terminates, or such other condition ceases to be in effect, at the rate prescribed by Section 102. Under such circumstances, there is also a possibility that at the end of the Restricted Period, the Optionee will be obligated to pay additional taxes at the rate prescribed by Section 102.

(iii) Receipt of Shares from Trustee. In the event that at the end of the Holding Period, the Optionee chooses to have the Options and/or Shares which were issued upon the exercise of the Option released by the Trustee and delivered to the Optionee without selling such Shares, the Optionee shall immediately become liable to pay taxes at the rate prescribed by law.

12. Authorization to Release Necessary Personal Information.

(i) Optionee hereby authorizes and directs Optionee’s employer to collect, use and transfer in electronic or other form, any personal information (the “Data”) regarding Optionee’s employment, the nature and amount of Optionee’s compensation and the fact and conditions of Optionee’s participation in the Plan (including, but not limited to, Optionee’s name, home address, telephone number, date of birth, social security number (or any other social or national identification number), salary, nationality, job title, number of shares of Common Stock held and the details of all options or any other entitlement to shares of Common Stock awarded, cancelled, exercised, vested, unvested or outstanding) for the purpose of implementing, administering and managing Optionee’s participation in the Plan. Optionee understands that the Data may be transferred to the Company or any of its Subsidiaries, or to any third parties assisting in the implementation, administration and management of the Plan, including any requisite transfer to a broker or other third party assisting with the exercise of Options under the Plan or with whom Shares acquired upon exercise of this Option or cash from the sale of such Shares may be deposited. Optionee acknowledges that recipients of the Data may be located in different countries, and those countries may have data privacy laws and protections different from those in the country of Optionee’s residence. Furthermore, Optionee acknowledges and understands that the transfer of the Data to the Company or any of its Subsidiaries, or to any third parties is necessary for Optionee’s participation in the Plan.

(ii) Optionee may at any time withdraw the consents herein, by contacting Optionee’s local human resources representative in writing. Optionee further acknowledges that withdrawal of consent may affect Optionee’s ability to exercise or realize benefits from the Option, and Optionee’s ability to participate in the Plan.

13. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan, this Option Agreement and the Trust Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee. This Option Agreement is governed by the internal substantive laws but not the choice of law rules of Israel.

14. No Guarantee of Continued Service. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH OPTIONEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE OPTIONEE’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof . Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

In accordance with the requirements of Section 102, the Optionee shall sign the Approval of the Optionee attached hereto to this Agreement as Annex A.

OPTIONEE	P-CUBE, INC.

Signature	By

Print Name	Title

Residence Address

APPROVAL OF THE OPTIONEE:

Should the Company allocate Options on my behalf to the Trustee under the Plan, I                     , I.D.                      hereby agree that such Options will be so allocated.

I hereby agree that all the Options and shares resulting from their exercise (“Shares”) and any additional rights including share bonus that shall be distributed to me in connection with the Options (“Additional Rights”), shall be allocated on my behalf to the Trustee under the provisions of the Capital Gains Tax Track and shall be held by the Trustee for the period stated in Section 102 and in accordance with the provisions of the Trust Agreement, or for a shorter period if an approval is received from the tax authorities.

I am aware of the fact that upon termination of my employment in the Company, I shall not have a right to the Options, except as specified in the Plan and this Agreement.

I hereby confirm that:

1.	I understand the provisions of Section 102 and the applicable tax track of this grant of Options;

2.	I agree to the terms and conditions of the Hebrew versions of the Trust Agreement;

3.	Subject to the provisions of Section 102, I confirm that I shall not sell nor transfer the Options, Shares or Additional Rights from the Trustee until the end of the Holding Period; and

4.	I understand that this grant of Options is conditioned upon the receipt of all required approvals from the tax authorities` and

5.	I hereby confirm that I read this Approval of the Optionee thoroughly, received all the clarifications and explanations I requested, I understand the contents of this Approval of the Optionee and the obligations I undertake in signing it.

Name of Optionee	Signature	Date

EXHIBIT A

P-CUBE, INC.

2002 STOCK PLAN

EXERCISE NOTICE

P-Cube, Inc.

3 Tvuot HaAretz

Tel Aviv, 69546 ISRAEL

Attention: [Title]

1. Exercise of Option. Effective as of today,                     ,         , the undersigned (“Optionee”) hereby elects to exercise Optionee’s option to purchase                      vested shares of the Common Stock (the “Shares”) of P-Cube Inc under and pursuant to the 2002 Stock Plan (the “Plan”) and the Option Agreement dated                     ,          (the “Option Agreement”).

2. Delivery of Payment. Optionee herewith delivers to the Company the full purchase price of the Shares, as set forth in the Option Agreement, and any and all withholding taxes due in connection with the exercise of the Option.

3. Representations of Optionee. Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

4. Rights as Shareholder. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder will exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares will be issued to the Optionee as soon as practicable after the Option is exercised in accordance with the Option Agreement. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 13 of the Plan.

5. Non Transferability of Shares. Until the first sale of Shares to the general public pursuant to a registration statement filed with and declared effective by the U.S. Securities and Exchange Commission under the Securities Act, the Shares may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descendent or distribution to Optionee’s Immediate Family or a trust for the benefit of the Optionee’s Immediate Family. Such transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section, and there shall be no further transfer of such Shares except in accordance with the terms of this Section.

“Immediate Family” as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister.

6. Tax Consultation. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee’s purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company or any Parent or Subsidiary for any tax advice.

7. Restrictive Legends and Stop-Transfer Orders.

(i) Legends. Optionee understands and agrees that the Company may cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COMPANY COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND RIGHT OF FIRST REFUSAL OPTIONS HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A PERIOD NOT TO EXCEED 180 DAYS FOLLOWING THE EFFECTIVE DATE OF THE UNDERWRITTEN PUBLIC OFFERING OF THE COMPANY’S SECURITIES AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER WITHOUT THE CONSENT OF THE COMPANY OR THE MANAGING UNDERWRITER.

(ii) Stop-Transfer Notices. Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer”

A-2

instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(iii) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Notice or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

8. Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and the terms and conditions of this Exercise Notice shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, the terms and conditions of this Exercise Notice shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

9. Interpretation. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by Optionee or by the Company forthwith to the Administrator which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on all parties.

10. Governing Law; Severability. This Exercise Notice is governed by the laws of the State of Israel. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, the remaining terms and conditions of this Exercise Notice will continue in full force and effect.

11. Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Exercise Notice, the Plan, the Option Agreement and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee.

Submitted by:	Accepted by:

OPTIONEE	P-CUBE, INC.

Signature	By

Print Name	Title

Address:	Address:

3 Tvuot HaAretz
Tel Aviv, 69546 ISRAEL
Date Received:

A-3

EXHIBIT B

INVESTMENT REPRESENTATION STATEMENT

OPTIONEE:

COMPANY:	P-CUBE, INC.

SECURITY:	COMMON STOCK

AMOUNT:	$

DATE:

In connection with the purchase of the above-listed Securities, the undersigned Optionee represents to the Company the following:

(i) Optionee is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Optionee is acquiring these Securities for investment for Optionee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(ii) Optionee acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee’s investment intent as expressed herein. In this connection, Optionee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Optionee’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the Securities. Optionee understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company and with any other legend required under applicable state securities laws.

(iii) Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Optionee, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than two years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.

(iv) Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

Signature of Optionee:

Date: ,

A-2

ISRAELI – 2 YEAR

P-CUBE, INC.

2002 STOCK PLAN

SECTION 102

STOCK OPTION AGREEMENT

Unless otherwise defined herein, the terms defined in the 2002 Stock Plan (the “Plan”) shall have the same defined meanings in this Stock Option Agreement (this “Option Agreement”).

I.	NOTICE OF OPTION GRANT

Name:

Address:

You have been granted an Option to purchase Shares of P-Cube, Inc. (the “Company”), subject to the terms and conditions of the Plan, this Option Agreement, the Trust Agreement (as defined below) and Section 102 of the Ordinance and the regulations promulgated thereunder (“Section 102”), as follows:

Grant Number	____________________________

Date of Grant	____________________________

Vesting Commencement Date	Date of consummation of the Merger (as defined below)

Exercise Price per Share	$0.9265

Total Number of Shares Granted	____________________________

Total Exercise Price	$___________________________

Type of Option:	Option intended to qualify under Section 102, Capital Gains Tax Track.

Term/Expiration Date:	Nine (9) years from the Date of Grant or earlier as provided in Section 11 of the Option Agreement.

Termination and Waiver of Acceleration

The Company is currently in discussions with Cisco Systems, Inc. (“Cisco”) regarding Cisco’s acquisition of the Company pursuant to the terms of the Agreement and Plan of Merger by and among Cisco, Paradise Acquisition Corp., and the Company dated as of August 23, 2004 (the “Merger Agreement”, and the transaction affected by it, the “Merger”). If the Merger is consummated, the Company will become a wholly owned subsidiary of Cisco.

In consideration for the grant of this Option, Optionee hereby waives and agrees to the termination of all rights that Optionee may have related to any acceleration of vesting of any stock options or awards of restricted stock granted prior to August 20, 2004 that may accelerate pursuant to the terms of the Plan, the Company’s 1999 Stock Plan or under any other existing plans, programs or policies of the Company or its Subsidiaries or under any agreements or arrangements between Optionee and the Company or its Subsidiaries or otherwise. Optionee’s agreements and undertakings described herein will be effective immediately upon consummation of the Merger, provided that if the Merger does not occur, this paragraph will be of no effect and Optionee will continue to have the rights and benefits described in this paragraph. Nothing in this paragraph will affect any rights to accelerated vesting Optionee may otherwise be entitled or become entitled pursuant to the Vesting Schedule below or pursuant to any agreements or arrangements Optionee has or may enter into with Cisco.

[ALTERNATE PARAGRAPH FOR CERTAIN OPTIONEES] In consideration for the grant of this Option, Optionee hereby waives and agrees to the termination of all rights that Optionee may have related to (i) any acceleration of vesting of any stock options or awards of restricted stock granted prior to August 20, 2004 that may accelerate pursuant to the terms of the Plan, the Company’s 1999 Stock Plan or under any other existing plans, programs or policies of the Company or its Subsidiaries or under any agreements or arrangements between Optionee and the Company or its Subsidiaries or otherwise and (ii) any cash severance or other benefits payable upon Optionee’s termination of service with the Company under any agreements or arrangements between Optionee and the Company or its Subsidiaries or otherwise. Optionee’s agreements and undertakings described herein will be effective immediately upon consummation of the Merger, provided that if the Merger does not occur, this paragraph will be of no effect and Optionee will continue to have the rights and benefits described in this paragraph. Nothing in this paragraph will affect any rights to accelerated vesting Optionee may otherwise be entitled or become entitled pursuant to the Vesting Schedule below or pursuant to any agreements or arrangements Optionee has or may enter into with Cisco.

Exercise and Vesting Schedule:

So long as Optionee is a Service Provider, this Option shall become exercisable in accordance with the following vesting schedule:

Subject to the limitation on the exercisability of the Option set out in Part II, Section 3(i) of this Option Agreement, fifty percent (50%) of the Shares subject to this Option will vest and become exercisable on the one year anniversary of the Vesting Commencement Date, twenty five percent (25%) of the Shares subject to this Option will vest and become exercisable on the date eighteen (18) months following the Vesting Commencement Date and the remaining twenty-five percent (25%) of the Shares subject to this Option will vest and become exercisable in a series of six (6) successive equal monthly installments measured from the date eighteen (18) months following the Vesting Commencement Date, subject to Optionee continuing to be a Service Provider through each such date. In no event will the Option vest and become exercisable for any additional Shares subject to the Option after Optionee’s cessation as a Service Provider.

Should Optionee request a reduction to his or her work commitment to less than thirty (30) hours per week, then the Administrator will have the right, exercisable in connection with the approval of that reduction, to extend the period over which the Option will thereafter vest and become exercisable for the Option Shares during the remainder of the term of the Option. The decision whether or not to approve Optionee’s request for such reduced work commitment will be at the sole discretion of the Administrator. In no event will any extension of the Exercise and Vesting Schedule for the Shares subject to the Option result in the extension of the Term/Expiration Date of the Option.

Notwithstanding the foregoing Vesting Schedule, in the event the Company, Cisco or any of their respective Subsidiaries terminates Optionee’s employment with any such entities without “Cause” (as defined below), Optionee’s employment is terminated due to Optionee’s death, or Optionee resigns from any such employment for “Good Reason” (as defined below), 100% of the Shares subject to this Option will immediately vest and become exercisable.

A termination for “Cause” will mean a termination for any of the following reasons: (i) Optionee’s continued failure to perform Optionee’s duties to Cisco or, if Cisco elects to operate the Company as a separate subsidiary following the Merger and Optionee becomes an employee of that subsidiary (whichever case applies, the “Cisco Employer”), to such subsidiary, after there has been delivered to Optionee a written demand for performance which describes the specific deficiencies in Optionee’s performance and the specific manner in which Optionee’s performance must be improved, all in accordance with the Cisco Employer performance management plan, and which provides forty (40) business days from the date of notice, or the amount of time specified in any applicable Cisco Employer performance management plan, whichever is greater, to remedy such performance deficiencies; provided, however, that in the event the Cisco Employer terminates Optionee’s employment as a result of Optionee’s continued failure to perform his or her duties following such notice or fails to provide such notice, then, provided Optionee shall have acted in good faith, such termination shall not be considered termination for Cause; (ii) Optionee engaging in an act of misconduct that Cisco reasonably believes has had or will have a material adverse effect on the Cisco Employer’s reputation or business; (iii) Optionee’s conviction of, or a plea of no contest to, a felony; (iv) Optionee’s committing an act of fraud against, or misappropriating property belonging to, Cisco or the Cisco Employer; or (v) Optionee’s material breach of his or her employment agreement, if any, his or her Non-Competition Agreement, if any, executed in connection with the Merger, or the his or her Cisco Proprietary Information and Inventions Agreement (“PIIA”).

For purposes of this Agreement, Optionee resigning from his or her employment for “Good Reason” means his or her resignation after (i) Optionee’s relocation by the Cisco Employer that employs Optionee without Optionee’s express written consent to a facility or location more than fifty (50) miles from Optionee’s then current location in one or more steps, or (ii) Optionee’s then current annual base salary is reduced by the Cisco Employer (other than a reduction in annual base salaries that applies to an entire business unit); provided, however, that Optionee must first give the Cisco Employer an opportunity to cure within thirty (30) days following delivery to the Cisco Employer of a written explanation specifying the specific basis for Optionee’s belief that Optionee is entitled to resign from Optionee’s employment for Good Reason.

Termination Period:

This Option will be exercisable for three (3) months after Optionee ceases to be a Service Provider for any reason other than death, “Permanent Disability” (as defined below), or “Cause” (as defined above) and for one (1) year after Optionee ceases to be a Service Provider due to Optionee’s death or Permanent Disability; provided, however, that should Optionee’s status as a Service Provider be terminated for “Cause” (as defined above), then this Option will terminate immediately and cease to remain outstanding; provided, further, that in no event may this Option be exercised after the Term/Expiration Date as provided above.

For purposes of this Agreement, “Permanent Disability” shall mean the inability of Optionee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which is expected to result in death or has lasted or can be expected to last for a continuous period of twelve (12) months or more.

II.	AGREEMENT

1. Grant of Option.

(i) The Administrator of the Company hereby grants to the Optionee named in the Notice of Grant in Part I of this Agreement (the “Optionee”), an option (the “Option”) to purchase the number of Shares set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the “Exercise Price”), and subject to the terms and conditions of the Plan, which is incorporated herein by reference.

(ii) The Plan, as approved by the tax authorities in Israel, is intended to qualify as an Employee Option Plan within the meaning of Section 102. As such, grants of Options are made pursuant to Section 102 and the Trust Agreement (the “Trust Agreement”) between the Company and such trustee, which may be a financial institution selected in accordance with the requirements of Applicable Law, or an attorney or accountant (the “Trustee”), in addition to being made pursuant to the provisions of the Plan and this Agreement.

(iii) Subject to Section 15(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.

2. Issuance to Trustee and Holding Period.

(i) Letter of Issuance. An instrument reflecting the Option grant (the “Letter of Issuance”), will be issued to the Trustee as required to qualify under Section 102, in order that the Trustee may hold the Option in trust for the benefit of the Optionee.

(ii) Holding Period. In accordance with the requirements of Section 102, the Trustee has agreed to hold the Options, or the Shares to be issued upon exercise of the Option, as the case may be, for the duration of the Holding Period as specified in Section 102 of the Ordinance. In order for the tax benefits of Section 102 to apply, the Optionee must adhere to all the requirements of Section 102 as specified in the Plan.

(iii) End of Holding Period. Upon the end of the Holding Period, the Optionee shall be entitled to receive from the Trustee the Option, or the Shares resulting from the exercise thereof, which have vested, subject to the provisions of the Plan.

3. Exercise of Option.

(i) Right to Exercise. This Option will be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and with the applicable provisions of the Plan, this Option Agreement and the Trust Agreement; provided, that, in no event will any portion of the Option be exercisable prior to the date the Option is assumed by Cisco in connection with the Merger.

(ii) Method of Exercise. In accordance with the Exercise Procedures attached as an exhibit to the Trust Agreement, this Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit A together with any documents required by the Trust Agreement (collectively, the “Exercise Notice”) which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and such other representations and agreements as may be required by the Company. In addition, the Optionee hereby agrees to sign any and all documents required by Applicable Law and/or the Trustee. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares and payment (in cash or other form satisfactory to the Administrator) of all withholding taxes due, if any, on account of shares acquired under the Option. Nevertheless the Exercised Shares shall not be transferred to Optionee unless an approval from the tax authorities, verifying that all tax with respect to such exercise was paid, was submitted to the Trustee or due tax was withheld by the Trustee. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price and withholding taxes.

No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise comply with Applicable Laws.

(iii) Notification to Trustee. The Company will notify the Trustee of any exercise of the Option as set forth in the Exercise Notice. The Shares issued upon the exercise of the Option shall be issued directly to the Trustee on behalf of the Optionee, and shall be held by the Trustee in trust on behalf of the Optionee.

4. Optionee’s Representations. In the event the Shares have not been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and the Company shall have effected an initial public offering of its securities under the Securities Act at the time this Option is exercised, the Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B.

5. Lock-Up Period. Optionee hereby agrees that Optionee shall not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Stock (or other securities) of the Company or enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Common Stock (or other securities) of the Company held by Optionee (other than those included in the registration) for a period specified by the representative of the underwriters of Common Stock (or other securities) of the Company not to exceed one hundred eighty (180) days following the effective date of any registration statement of the Company filed under the Securities Act.

Optionee agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, Optionee shall provide, within ten (10) days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act. The obligations described in this Section shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said one hundred eighty (180) day period. Optionee agrees that any transferee of the Option or shares acquired pursuant to the Option shall be bound by this Section.

6. Method of Payment. Payment of the aggregate Exercise Price shall be made in U.S. dollars, by any of the following, or a combination thereof, at the election of the Optionee:

(i) cash or check; or

(ii) through a special sale and remittance procedure pursuant to which Optionee (or any other person or persons exercising the Option) shall concurrently provide irrevocable written instructions (A) to a Company-designated brokerage firm to effect the immediate sale of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the purchased Shares plus all applicable taxes required to be withheld by the Company by reason of such exercise and (B) to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction.

7. Restrictions on Exercise. This Option may not be exercised until such time as the Plan has been approved by shareholders of the Company if the issuance of such Shares upon such exercise or the method of payment of consideration for such Shares would constitute a violation of any Applicable Laws.

8. Leave of Absence. The following provisions shall apply upon the Optionee’s commencement of an authorized leave of absence:

(i) The Exercise and Vesting Schedule in effect under the Notice of Grant shall be frozen as of the first day of the authorized leave, and this Option shall not become exercisable for any additional installments of the Optioned Stock during the period Optionee remains on such leave.

(ii) In no event shall this Option become exercisable for any additional Optioned Stock or otherwise remain outstanding if Optionee does not resume Employee status prior to the date this Option otherwise terminates (as set forth in the Notice of Grant).

9. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

10. Term of Option. The Option will have a maximum term of nine (9) years measured from the Date of Grant and will accordingly expire at the close of business on the first business day on or after such date, unless sooner terminated upon Optionee’s cessation as a Service Provider (as set forth in the Notice of Grant); provided, however, this Option will immediately terminate and Optionee will no longer have any rights with respect thereto if the Merger Agreement is terminated pursuant to its terms prior to the consummation of the Merger. This Option may be exercised during its term only in accordance with the Plan and the terms of this Option.

11. Tax Consequences. Any and all taxes, fees and other liabilities (as may apply from time to time) in connection with the grant and/or exercise of the Options and the sale of Shares issued upon the exercise of the Options, will be borne by the Optionee, and the Optionee will be solely liable for all such taxes, fees and other liabilities. Set forth below is a brief summary as of the date of this Option of some of the Israeli tax consequences of the grant and exercise of this Option and the disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THEREFORE, THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

(i) Deferral of Tax. The receipt of the Option and the acquisition of the Shares to be issued upon the exercise of the Option may result in tax consequences. With respect to grants under option plans which comply with the provisions set forth in Section 102, such as the Plan, as implemented hereby and pursuant to the Trust Agreement, the Optionee is entitled to postpone the payment of tax that would otherwise be due upon the grant of the Option or upon the issuance of Shares. Assuming compliance with the provisions of Section 102, including the requirement that during the Restricted Period the Optionee does not cease to be an Employee of the Company due to circumstances under his/her control, and the requirement that the Option or the Shares be held by the

Trustee for the Restricted Period, then taxation will be postponed to the date of the earlier of sale of such Shares or transfer by the Trustee to the Optionee.

(ii) Termination of Employment. Notwithstanding any provisions of the Plan and this Agreement as to the exercise period of the Option, in the event that during the Restricted Period the Optionee’s employment with the Company terminates due to circumstances under Optionee’s control, or any other condition required to be maintained by Section 102 ceases to be in effect, then the postponement of payment of taxes permitted pursuant to Section 102 will no longer apply and the Optionee shall become liable to pay tax at the rate prescribed by Section 102 within thirty (30) days from the day such Optionee’s employment terminates, or such other condition ceases to be in effect, at the rate prescribed by Section 102. Under such circumstances, there is also a possibility that at the end of the Restricted Period, the Optionee will be obligated to pay additional taxes at the rate prescribed by Section 102.

(iii) Receipt of Shares from Trustee. In the event that at the end of the Holding Period, the Optionee chooses to have the Options and/or Shares which were issued upon the exercise of the Option released by the Trustee and delivered to the Optionee without selling such Shares, the Optionee shall immediately become liable to pay taxes at the rate prescribed by law.

12. Authorization to Release Necessary Personal Information.

(i) Optionee hereby authorizes and directs Optionee’s employer to collect, use and transfer in electronic or other form, any personal information (the “Data”) regarding Optionee’s employment, the nature and amount of Optionee’s compensation and the fact and conditions of Optionee’s participation in the Plan (including, but not limited to, Optionee’s name, home address, telephone number, date of birth, social security number (or any other social or national identification number), salary, nationality, job title, number of shares of Common Stock held and the details of all options or any other entitlement to shares of Common Stock awarded, cancelled, exercised, vested, unvested or outstanding) for the purpose of implementing, administering and managing Optionee’s participation in the Plan. Optionee understands that the Data may be transferred to the Company or any of its Subsidiaries, or to any third parties assisting in the implementation, administration and management of the Plan, including any requisite transfer to a broker or other third party assisting with the exercise of Options under the Plan or with whom Shares acquired upon exercise of this Option or cash from the sale of such Shares may be deposited. Optionee acknowledges that recipients of the Data may be located in different countries, and those countries may have data privacy laws and protections different from those in the country of Optionee’s residence. Furthermore, Optionee acknowledges and understands that the transfer of the Data to the Company or any of its Subsidiaries, or to any third parties is necessary for Optionee’s participation in the Plan.

(ii) Optionee may at any time withdraw the consents herein, by contacting Optionee’s local human resources representative in writing. Optionee further acknowledges that withdrawal of consent may affect Optionee’s ability to exercise or realize benefits from the Option, and Optionee’s ability to participate in the Plan.

13. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan, this Option Agreement and the Trust Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee. This Option Agreement is governed by the internal substantive laws but not the choice of law rules of Israel.

14. No Guarantee of Continued Service. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH OPTIONEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE OPTIONEE’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof . Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

In accordance with the requirements of Section 102, the Optionee shall sign the Approval of the Optionee attached hereto to this Agreement as Annex A.

OPTIONEE	P-CUBE, INC.

Signature	By

Print Name	Title

Residence Address

APPROVAL OF THE OPTIONEE:

Should the Company allocate Options on my behalf to the Trustee under the Plan, I                             , I.D.                              hereby agree that such Options will be so allocated.

I hereby agree that all the Options and shares resulting from their exercise (“Shares”) and any additional rights including share bonus that shall be distributed to me in connection with the Options (“Additional Rights”), shall be allocated on my behalf to the Trustee under the provisions of the Capital Gains Tax Track and shall be held by the Trustee for the period stated in Section 102 and in accordance with the provisions of the Trust Agreement, or for a shorter period if an approval is received from the tax authorities.

I am aware of the fact that upon termination of my employment in the Company, I shall not have a right to the Options, except as specified in the Plan and this Agreement.

I hereby confirm that:

1.	I understand the provisions of Section 102 and the applicable tax track of this grant of Options;

2.	I agree to the terms and conditions of the Hebrew versions of the Trust Agreement;

3.	Subject to the provisions of Section 102, I confirm that I shall not sell nor transfer the Options, Shares or Additional Rights from the Trustee until the end of the Holding Period; and

4.	I understand that this grant of Options is conditioned upon the receipt of all required approvals from the tax authorities` and

5.	I hereby confirm that I read this Approval of the Optionee thoroughly, received all the clarifications and explanations I requested, I understand the contents of this Approval of the Optionee and the obligations I undertake in signing it.

Name of Optionee	Signature	Date

EXHIBIT A

P-CUBE, INC.

2002 STOCK PLAN

EXERCISE NOTICE

P-Cube, Inc.

3 Tvuot HaAretz

Tel Aviv, 69546 ISRAEL

Attention: [Title]

1. Exercise of Option. Effective as of today,                             ,         , the undersigned (“Optionee”) hereby elects to exercise Optionee’s option to purchase                              vested shares of the Common Stock (the “Shares”) of P-Cube Inc under and pursuant to the 2002 Stock Plan (the “Plan”) and the Option Agreement dated                             ,          (the “Option Agreement”).

2. Delivery of Payment. Optionee herewith delivers to the Company the full purchase price of the Shares, as set forth in the Option Agreement, and any and all withholding taxes due in connection with the exercise of the Option.

3. Representations of Optionee. Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

4. Rights as Shareholder. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder will exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares will be issued to the Optionee as soon as practicable after the Option is exercised in accordance with the Option Agreement. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 13 of the Plan.

5. Non Transferability of Shares. Until the first sale of Shares to the general public pursuant to a registration statement filed with and declared effective by the U.S. Securities and Exchange Commission under the Securities Act, the Shares may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descendent or distribution to Optionee’s Immediate Family or a trust for the benefit of the Optionee’s Immediate Family. Such transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section, and there shall be no further transfer of such Shares except in accordance with the terms of this Section.

A-1

“Immediate Family” as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister.

6. Tax Consultation. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee’s purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company or any Parent or Subsidiary for any tax advice.

7. Restrictive Legends and Stop-Transfer Orders.

(i) Legends. Optionee understands and agrees that the Company may cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COMPANY COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND RIGHT OF FIRST REFUSAL OPTIONS HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A PERIOD NOT TO EXCEED 180 DAYS FOLLOWING THE EFFECTIVE DATE OF THE UNDERWRITTEN PUBLIC OFFERING OF THE COMPANY’S SECURITIES AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER WITHOUT THE CONSENT OF THE COMPANY OR THE MANAGING UNDERWRITER.

(ii) Stop-Transfer Notices. Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer”

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instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(iii) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Notice or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

8. Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and the terms and conditions of this Exercise Notice shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, the terms and conditions of this Exercise Notice shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

9. Interpretation. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by Optionee or by the Company forthwith to the Administrator which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on all parties.

10. Governing Law; Severability. This Exercise Notice is governed by the laws of the State of Israel. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, the remaining terms and conditions of this Exercise Notice will continue in full force and effect.

11. Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Exercise Notice, the Plan, the Option Agreement and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee.

Submitted by:	Accepted by:

OPTIONEE	P-CUBE, INC.

Signature	By

Print Name	Title

Address:	Address:

3 Tvuot HaAretz
Tel Aviv, 69546 ISRAEL
Date Received:

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EXHIBIT B

INVESTMENT REPRESENTATION STATEMENT

OPTIONEE:

COMPANY:	P-CUBE, INC.

SECURITY:	COMMON STOCK

AMOUNT:	$

DATE:

In connection with the purchase of the above-listed Securities, the undersigned Optionee represents to the Company the following:

(i) Optionee is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Optionee is acquiring these Securities for investment for Optionee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(ii) Optionee acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee’s investment intent as expressed herein. In this connection, Optionee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Optionee’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the Securities. Optionee understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company and with any other legend required under applicable state securities laws.

(iii) Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Optionee, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than two years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.

(iv) Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

Signature of Optionee:

Date: ,

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ISRAELI – 5 YEAR

P-CUBE, INC.

2002 STOCK PLAN

SECTION 102

OPTION AGREEMENT

Unless otherwise defined herein, the terms defined in the 2002 Stock Plan (the “Plan”) shall have the same defined meanings in this Stock Option Agreement (this “Option Agreement”).

I.	NOTICE OF OPTION GRANT

Name:

Address:

_____________________________

You have been granted an Option to purchase Shares of P-Cube, Inc. (the “Company”), subject to the terms and conditions of the Plan, this Option Agreement, the Trust Agreement (as defined below) and Section 102 of the Ordinance and the regulations promulgated thereunder (“Section 102”), as follows:

Grant Number	___________________________________________________

Date of Grant	___________________________________________________

Vesting Commencement Date	Date of consummation of the Merger (as defined below)

Exercise Price per Share	$0.9265

Total Number of Shares Granted	___________________________________________________

Total Exercise Price	$

Type of Option:	Option intended to qualify under Section 102, Capital Gains Tax Track.

Term/Expiration Date:	Nine (9) years from the Date of Grant or earlier as provided in Section 11 of the Option Agreement.

Termination and Waiver of Acceleration

The Company is currently in discussions with Cisco Systems, Inc. (“Cisco”) regarding Cisco’s acquisition of the Company pursuant to the terms of the Agreement and Plan of Merger by and among Cisco, Paradise Acquisition Corp., and the Company dated as of August 23, 2004 (the “Merger Agreement” and the transaction affected by it, the “Merger”). If the Merger is consummated, the Company will become a wholly owned subsidiary of Cisco.

In consideration for the grant of this Option, Optionee hereby waives and agrees to the termination of all rights that Optionee may have related to any acceleration of vesting of any stock options or awards of restricted stock granted prior to August 20, 2004 that may accelerate pursuant to the terms of the Plan, the Company’s 1999 Stock Plan or under any other existing plans, programs or policies of the Company or its Subsidiaries or under any agreements or arrangements between Optionee and the Company or its Subsidiaries or otherwise. Optionee’s agreements and undertakings described herein will be effective immediately upon consummation of the Merger, provided that if the Merger does not occur, this paragraph will be of no effect and Optionee will continue to have the rights and benefits described in this paragraph. Nothing in this paragraph will affect any rights to accelerated vesting Optionee may otherwise be entitled or become entitled pursuant to the Vesting Schedule below or pursuant to any agreements or arrangements Optionee has or may enter into with Cisco.

[ALTERNATE PARAGRAPH FOR CERTAIN OPTIONEES] In consideration for the grant of this Option, Optionee hereby waives and agrees to the termination of all rights that Optionee may have related to (i) any acceleration of vesting of any stock options or awards of restricted stock granted prior to August 20, 2004 that may accelerate pursuant to the terms of the Plan, the Company’s 1999 Stock Plan or under any other existing plans, programs or policies of the Company or its Subsidiaries or under any agreements or arrangements between Optionee and the Company or its Subsidiaries or otherwise and (ii) any cash severance or other benefits payable upon Optionee’s termination of service with the Company under any agreements or arrangements between Optionee and the Company or its Subsidiaries or otherwise. Optionee’s agreements and undertakings described herein will be effective immediately upon consummation of the Merger, provided that if the Merger does not occur, this paragraph will be of no effect and Optionee will continue to have the rights and benefits described in this paragraph. Nothing in this paragraph will affect any rights to accelerated vesting Optionee may otherwise be entitled or become entitled pursuant to the Vesting Schedule below or pursuant to any agreements or arrangements Optionee has or may enter into with Cisco.

Exercise and Vesting Schedule:

So long as Optionee is a Service Provider, this Option shall become exercisable in accordance with the following vesting schedule:

Subject to the limitation on the exercisability of the Option set out in Part II, Section 3(i) of this Option Agreement, 20% of the Shares subject to the Option shall vest and become exercisable one year after the Vesting Commencement Date, and the balance of Shares subject to the Option shall vest and become exercisable in a series of forty-eight (48) successive equal monthly installments measured from the first anniversary of the Vesting Commencement Date, subject to Optionee continuing to be a Service Provider through each such date. In no event shall the Option vest and become exercisable for any additional Shares subject to the Option after Optionee’s cessation as a Service Provider.

[ALTERNATE PARAGRAPH FOR ONE OPTIONEE: 40% of the Shares subject to the Option shall vest and become exercisable two (2) years after the Vesting Commencement Date, and the balance of Shares subject to the Option shall vest and become exercisable in a series of thirty-six (36) successive equal monthly installments measured from the second (2nd) anniversary of the Vesting Commencement Date, subject to Optionee continuing to be a Service Provider through each such date. In no event shall the Option vest and become exercisable for any additional Shares subject to the Option after Optionee’s cessation as a Service Provider.]

Should Optionee request a reduction to his or her work commitment to less than thirty (30) hours per week, then the Administrator shall have the right, exercisable in connection with the approval of that reduction, to extend the period over which the Option shall thereafter vest and become exercisable for the Option Shares during the remainder of the term of the Option. The decision whether or not to approve Optionee’s request for such reduced work commitment shall be at the sole discretion of the Administrator. In no event shall any extension of the Exercise and Vesting Schedule for the Shares subject to the Option result in the extension of the Term/Expiration Date of the Option.

[ALTERNATE PARAGRAPH FOR ONE OPTIONEE: Notwithstanding the foregoing Vesting Schedule, in the event the Company, Cisco or any of their respective Subsidiaries terminates Optionee’s employment with any such entities without “Cause” (as defined below), Optionee’s employment is terminated due to Optionee’s death, or Optionee resigns from any such employment for “Good Reason” (as defined below), 100% of the Shares subject to this Option will immediately vest and become exercisable.]

[ALTERNATE PARAGRAPH FOR ONE OPTIONEE: For purposes of this Agreement, Optionee resigning from his or her employment for “Good Reason” means his or her resignation after (i) Optionee’s relocation by the Cisco Employer that employs Optionee without Optionee’s express written consent to a facility or location more than fifty (50) miles from Optionee’s then current location in one or more steps, or (ii) Optionee’s then current annual base salary is reduced by the Cisco Employer (other than a reduction in annual base salaries that applies to an entire business unit); provided, however, that Optionee must first give the Cisco Employer an opportunity to cure within thirty (30) days following delivery to the Cisco Employer of a written explanation specifying the specific basis for Optionee’s belief that Optionee is entitled to resign from Optionee’s employment for Good Reason.]

Termination Period:

This Option shall be exercisable for three (3) months after Optionee ceases to be a Service Provider for any reason other than death, “Permanent Disability” (as defined below), or “Cause” (as defined below) and for one (1) year after Optionee ceases to be a Service Provider due to Optionee’s death or Disability; provided, however, that should Optionee’s status as a Service Provider be terminated for “Cause” (as defined below), then this Option will terminate immediately and cease to remain outstanding; provided, further, that in no event may this Option be exercised after the Term/Expiration Date as provided above.

A termination for “Cause” will mean a termination for any of the following reasons: (i) Optionee’s continued failure to perform Optionee’s duties to Cisco or, if Cisco elects to operate the Company as a separate subsidiary following the Merger and Optionee becomes an employee of that subsidiary (whichever case applies, the “Cisco Employer”), to such subsidiary, after there has been delivered to Optionee a written demand for performance which describes the specific deficiencies in Optionee’s performance and the specific manner in which Optionee’s performance must be improved, all in accordance with the Cisco Employer performance management plan, and which provides forty (40) business days from the date of notice, or the amount of time specified in any applicable Cisco Employer performance management plan, whichever is greater, to remedy such performance deficiencies; provided, however, that in the event the Cisco Employer terminates Optionee’s employment as a result of Optionee’s continued failure to perform his or her duties following such notice or fails to provide such notice, then, provided Optionee shall have acted in good faith, such termination shall not be considered termination for Cause; (ii) Optionee engaging in an act of misconduct that Cisco reasonably believes has had or will have a material adverse effect on the Cisco Employer’s reputation or business; (iii) Optionee’s conviction of, or a plea of no contest to, a felony; (iv) Optionee’s committing an act of fraud against, or misappropriating property belonging to, Cisco or the Cisco Employer; or (v) Optionee’s material breach of his or her employment agreement, if any, his or her Non-Competition Agreement, if any, executed in connection with the Merger, or the his or her Cisco Proprietary Information and Inventions Agreement (“PIIA”).

For purposes of this Agreement, “Permanent Disability” shall mean the inability of Optionee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which is expected to result in death or has lasted or can be expected to last for a continuous period of twelve (12) months or more.

II.	AGREEMENT

1. Grant of Option.

(i) The Administrator of the Company hereby grants to the Optionee named in the Notice of Grant in Part I of this Agreement (the “Optionee”), an option (the “Option”) to purchase the number of Shares set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the “Exercise Price”), and subject to the terms and conditions of the Plan, which is incorporated herein by reference.

(ii) The Plan, as approved by the tax authorities in Israel, is intended to qualify as an Employee Option Plan within the meaning of Section 102. As such, grants of Options are made pursuant to Section 102 and the Trust Agreement (the “Trust Agreement”) between the Company and such trustee, which may be a financial institution selected in accordance with the requirements of Applicable Law, or an attorney or accountant (the “Trustee”), in addition to being made pursuant to the provisions of the Plan and this Agreement.

(iii) Subject to Section 15(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.

2. Issuance to Trustee and Holding Period.

(i) Letter of Issuance. An instrument reflecting the Option grant (the “Letter of Issuance”), will be issued to the Trustee as required to qualify under Section 102, in order that the Trustee may hold the Option in trust for the benefit of the Optionee.

(ii) Holding Period. In accordance with the requirements of Section 102, the Trustee has agreed to hold the Options, or the Shares to be issued upon exercise of the Option, as the case may be, for the duration of the Holding Period as specified in Section 102 of the Ordinance. In order for the tax benefits of Section 102 to apply, the Optionee must adhere to all the requirements of Section 102 as specified in the Plan.

(iii) End of Holding Period. Upon the end of the Holding Period, the Optionee shall be entitled to receive from the Trustee the Option, or the Shares resulting from the exercise thereof, which have vested, subject to the provisions of the Plan.

3. Exercise of Option.

(i) Right to Exercise. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and with the applicable provisions of the Plan, this Option Agreement and the Trust Agreement; provided, that, in no event will any portion of the Option be exercisable prior to the date the Option is assumed by Cisco in connection with the Merger.

(ii) Method of Exercise. In accordance with the Exercise Procedures attached as an exhibit to the Trust Agreement, this Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit A together with any documents required by the Trust Agreement (collectively, the “Exercise Notice”) which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and such other representations and agreements as may be required by the Company. In addition, the Optionee hereby agrees to sign any and all documents required by Applicable Law and/or the Trustee. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares and payment (in cash or other form satisfactory to the Administrator) of all withholding taxes due, if any, on account of shares acquired under the Option. Nevertheless the Exercised Shares shall not be transferred to Optionee unless an approval from the tax authorities, verifying that all tax with respect to such exercise was paid, was submitted to the Trustee or due tax was withheld by the Trustee. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price and withholding taxes.

No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise comply with Applicable Laws.

(iii) Notification to Trustee. The Company will notify the Trustee of any exercise of the Option as set forth in the Exercise Notice. The Shares issued upon the exercise of the Option shall be issued directly to the Trustee on behalf of the Optionee, and shall be held by the Trustee in trust on behalf of the Optionee.

4. Optionee’s Representations. In the event the Shares have not been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and the Company shall have effected an initial public offering of its securities under the Securities Act at the time this Option is exercised, the Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B.

5. Lock-Up Period. Optionee hereby agrees that Optionee shall not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Stock (or other securities) of the Company or enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Common Stock (or other securities) of the Company held by Optionee (other than those included in the registration) for a period specified by the representative of the underwriters of Common Stock (or other securities) of the Company not to exceed one hundred eighty (180) days following the effective date of any registration statement of the Company filed under the Securities Act.

Optionee agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, Optionee shall provide, within ten (10) days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act. The obligations described in this Section shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said one hundred eighty (180) day period. Optionee agrees that any transferee of the Option or shares acquired pursuant to the Option shall be bound by this Section.

6. Method of Payment. Payment of the aggregate Exercise Price shall be made in U.S. dollars, by any of the following, or a combination thereof, at the election of the Optionee:

(i) cash or check; or

(ii) through a special sale and remittance procedure pursuant to which Optionee (or any other person or persons exercising the Option) shall concurrently provide irrevocable written instructions (A) to a Company-designated brokerage firm to effect the immediate sale of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the purchased Shares plus all applicable taxes required to be withheld by the Company by reason of such exercise and (B) to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction.

7. Restrictions on Exercise. This Option may not be exercised until such time as the Plan has been approved by shareholders of the Company if the issuance of such Shares upon such exercise or the method of payment of consideration for such Shares would constitute a violation of any Applicable Laws.

8. Leave of Absence. The following provisions shall apply upon the Optionee’s commencement of an authorized leave of absence:

(i) The Exercise and Vesting Schedule in effect under the Notice of Grant shall be frozen as of the first day of the authorized leave, and this Option shall not become exercisable for any additional installments of the Optioned Stock during the period Optionee remains on such leave.

(ii) In no event shall this Option become exercisable for any additional Optioned Stock or otherwise remain outstanding if Optionee does not resume Employee status prior to the date this Option otherwise terminates (as set forth in the Notice of Grant).

9. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

10. Term of Option. The Option will have a maximum term of nine (9) years measured from the Date of Grant and will accordingly expire at the close of business on the first business day on or after such date, unless sooner terminated upon Optionee’s cessation as a Service Provider (as set forth in the Notice of Grant); provided, however, this Option will immediately terminate and Optionee will no longer have any rights with respect thereto if the Merger Agreement is terminated pursuant to its terms prior to the consummation of the Merger. This Option may be exercised during its term only in accordance with the Plan and the terms of this Option.

11. Tax Consequences. Any and all taxes, fees and other liabilities (as may apply from time to time) in connection with the grant and/or exercise of the Options and the sale of Shares issued upon the exercise of the Options, will be borne by the Optionee, and the Optionee will be solely liable for all such taxes, fees and other liabilities. Set forth below is a brief summary as of the date of this Option of some of the Israeli tax consequences of the grant and exercise of this Option and the disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THEREFORE, THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

(i) Deferral of Tax. The receipt of the Option and the acquisition of the Shares to be issued upon the exercise of the Option may result in tax consequences. With respect to grants under option plans which comply with the provisions set forth in Section 102, such as the Plan, as implemented hereby and pursuant to the Trust Agreement, the Optionee is entitled to postpone the payment of tax that would otherwise be due upon the grant of the Option or upon the issuance of Shares. Assuming compliance with the provisions of Section 102, including the requirement that during the Restricted Period the Optionee does not cease to be an Employee of the Company due to circumstances under his/her control, and the requirement that the Option or the Shares be held by the Trustee for the Restricted Period, then taxation will be postponed to the date of the earlier of sale of such Shares or transfer by the Trustee to the Optionee.

(ii) Termination of Employment. Notwithstanding any provisions of the Plan and this Agreement as to the exercise period of the Option, in the event that during the Restricted Period the Optionee’s employment with the Company terminates due to circumstances under Optionee’s control, or any other condition required to be maintained by Section 102 ceases to be in effect, then the postponement of payment of taxes permitted pursuant to Section 102 will no longer apply and the Optionee shall become liable to pay tax at the rate prescribed by Section 102 within thirty (30) days from the day such Optionee’s employment terminates, or such other condition ceases to be in effect, at the rate prescribed by Section 102. Under such circumstances, there is also a possibility that at the end of the Restricted Period, the Optionee will be obligated to pay additional taxes at the rate prescribed by Section 102.

(iii) Receipt of Shares from Trustee. In the event that at the end of the Holding Period, the Optionee chooses to have the Options and/or Shares which were issued upon the exercise of the Option released by the Trustee and delivered to the Optionee without selling such Shares, the Optionee shall immediately become liable to pay taxes at the rate prescribed by law.

12. Authorization to Release Necessary Personal Information.

(i) Optionee hereby authorizes and directs Optionee’s employer to collect, use and transfer in electronic or other form, any personal information (the “Data”) regarding Optionee’s employment, the nature and amount of Optionee’s compensation and the fact and conditions of Optionee’s participation in the Plan (including, but not limited to, Optionee’s name, home address, telephone number, date of birth, social security number (or any other social or national identification number), salary, nationality, job title, number of shares of Common Stock held and the details of all options or any other entitlement to shares of Common Stock awarded, cancelled, exercised, vested, unvested or outstanding) for the purpose of implementing, administering and managing Optionee’s participation in the Plan. Optionee understands that the Data may be transferred to the Company or any of its Subsidiaries, or to any third parties assisting in the implementation, administration and management of the Plan, including any requisite transfer to a broker or other third party assisting with the exercise of Options under the Plan or with whom Shares acquired upon exercise of this Option or cash from the sale of such Shares may be deposited. Optionee acknowledges that recipients of the Data may be located in different countries, and those countries may have data privacy laws and protections different from those in the country of Optionee’s residence. Furthermore, Optionee acknowledges and understands that the transfer of the Data to the Company or any of its Subsidiaries, or to any third parties is necessary for Optionee’s participation in the Plan.

(ii) Optionee may at any time withdraw the consents herein, by contacting Optionee’s local human resources representative in writing. Optionee further acknowledges that withdrawal of consent may affect Optionee’s ability to exercise or realize benefits from the Option, and Optionee’s ability to participate in the Plan.

13. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan, this Option Agreement and the Trust Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee. This Option Agreement is governed by the internal substantive laws but not the choice of law rules of Israel.

14. No Guarantee of Continued Service. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH OPTIONEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE OPTIONEE’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof . Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

[Remainder of Page Intentionally Left Blank]

In accordance with the requirements of Section 102, the Optionee shall sign the Approval of the Optionee attached hereto to this Agreement as Annex A.

OPTIONEE	P-CUBE, INC.

Signature	By

Print Name	Title

Residence Address

APPROVAL OF THE OPTIONEE:

Should the Company allocate Options on my behalf to the Trustee under the Plan, I                     , I.D.                      hereby agree that such Options will be so allocated.

I hereby agree that all the Options and shares resulting from their exercise (“Shares”) and any additional rights including share bonus that shall be distributed to me in connection with the Options (“Additional Rights”), shall be allocated on my behalf to the Trustee under the provisions of the Capital Gains Tax Track and shall be held by the Trustee for the period stated in Section 102 and in accordance with the provisions of the Trust Agreement, or for a shorter period if an approval is received from the tax authorities.

I am aware of the fact that upon termination of my employment in the Company, I shall not have a right to the Options, except as specified in the Plan and this Agreement.

I hereby confirm that:

1.	I understand the provisions of Section 102 and the applicable tax track of this grant of Options;

2.	I agree to the terms and conditions of the Hebrew versions of the Trust Agreement;

3.	Subject to the provisions of Section 102, I confirm that I shall not sell nor transfer the Options, Shares or Additional Rights from the Trustee until the end of the Holding Period; and

4.	I understand that this grant of Options is conditioned upon the receipt of all required approvals from the tax authorities` and

5.	I hereby confirm that I read this Approval of the Optionee thoroughly, received all the clarifications and explanations I requested, I understand the contents of this Approval of the Optionee and the obligations I undertake in signing it.

Name of Optionee	Signature	Date

EXHIBIT A

P-CUBE, INC.

2002 STOCK PLAN

EXERCISE NOTICE

P-Cube, Inc.

3 Tvuot HaAretz

Tel Aviv, 69546 ISRAEL

Attention: [Title]

1. Exercise of Option. Effective as of today,                     ,     , the undersigned (“Optionee”) hereby elects to exercise Optionee’s option to purchase                      Shares of the Common Stock (the “Shares”) of P-Cube Inc under and pursuant to the 2002 Stock Plan (the “Plan”) and the Option Agreement dated                     ,          (the “Option Agreement”).

2. Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price of the Shares, as set forth in the Option Agreement, and any and all withholding taxes due in connection with the exercise of the Option.

3. Representations of Optionee. Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

4. Rights as Shareholder. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder will exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares will be issued to the Optionee as soon as practicable after the Option is exercised in accordance with the Option Agreement. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 13 of the Plan.

5. Non Transferability of Shares. Until the first sale of Shares to the general public pursuant to a registration statement filed with and declared effective by the U.S. Securities and Exchange Commission under the Securities Act, the Shares may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descendent or distribution to Optionee’s Immediate Family or a trust for the benefit of the Optionee’s Immediate Family. Such transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section, and there shall be no further transfer of such Shares except in accordance with the terms of this Section.

“Immediate Family” as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister.

6. Tax Consultation. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee’s purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company or any Parent or Subsidiary for any tax advice.

7. Restrictive Legends and Stop-Transfer Orders.

(i) Legends. Optionee understands and agrees that the Company may cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COMPANY COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND RIGHT OF FIRST REFUSAL OPTIONS HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A PERIOD NOT TO EXCEED 180 DAYS FOLLOWING THE EFFECTIVE DATE OF THE UNDERWRITTEN PUBLIC OFFERING OF THE COMPANY’S SECURITIES AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER WITHOUT THE CONSENT OF THE COMPANY OR THE MANAGING UNDERWRITER.

(ii) Stop-Transfer Notices. Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer”

instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(iii) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Notice or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

8. Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and the terms and conditions of this Exercise Notice shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, the terms and conditions of this Exercise Notice shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

9. Interpretation. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by Optionee or by the Company forthwith to the Administrator which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on all parties.

10. Governing Law; Severability. This Exercise Notice is governed by the laws of the State of Israel. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, the remaining terms and conditions of this Exercise Notice will continue in full force and effect.

11. Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Exercise Notice, the Plan, the Option Agreement and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee.

Submitted by:	Accepted by:

OPTIONEE	P-CUBE, INC.

Signature	By

Print Name	Title

Address:	Address:

3 Tvuot HaAretz
Tel Aviv, 69546 ISRAEL
Date Received:

EXHIBIT B

INVESTMENT REPRESENTATION STATEMENT

OPTIONEE:

COMPANY:	P-CUBE, INC.

SECURITY:	COMMON STOCK

AMOUNT:	$

DATE:

In connection with the purchase of the above-listed Securities, the undersigned Optionee represents to the Company the following:

(i) Optionee is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Optionee is acquiring these Securities for investment for Optionee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(ii) Optionee acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee’s investment intent as expressed herein. In this connection, Optionee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Optionee’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the Securities. Optionee understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company and with any other legend required under applicable state securities laws.

(iii) Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Optionee, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than two years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.

(iv) Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

Signature of Optionee:

Date:	____________________, ______

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